SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                              SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported) April 18, 2000

              Exact name of registrant as specified in its
              charter, State or other jurisdiction of incorporation
              or organization, Address of principal executive
Commission    offices and Registrant's Telephone Number,          IRS Employer
File Number   including area code                             Identification No.
-----------   ------------------------------                  ------------------

1-12927       NEW CENTURY ENERGIES, INC.                            84-1334327
              (a Delaware Corporation)
              1225 17th Street
              Denver, Colorado  80202
              Telephone (303) 571-7511


1-3789        SOUTHWESTERN PUBLIC SERVICE COMPANY                   75-0575400
              (a New Mexico Corporation)
              Tyler at Sixth
              Amarillo, Texas  79101
              Telephone (303) 571-7511

      This combined Form 8-K is separately filed by New Century Energies Inc. ("NCE") and Southwestern Public Service Company ("SPS"). Information contained herein relating to any individual company is filed by such company on its own behalf. Each registrant makes representations only as to itself and makes no other representations whatsoever as to information relating to the other registrant.

Item 5.  OTHER EVENTS

      On April 18, 2000, SPS entered into a Stipulation with the staff of the Public Utility Commission of Texas ("PUCT") and other significant parties, which was filed with the PUCT, and among other things, specifically addresses SPS's implementation plans to meet the requirements of the Texas deregulation legislation enacted in June 1999, Senate Bill 7 ("SB-7"). Such Stipulation, as summarized in the attached press release (filed as Exhibit 99 in Item 7. FINANCIAL STATEMENTS AND EXHIBITS), provides for the SPS implementation of full retail customer choice in its Texas service region and provides for the future divestiture of certain SPS generation assets. The Stipulation also resolves certain issues related to the proposed merger between NCE and Northern States Power Company ("NSP") (the "NCE/NSP Merger") and concludes that such merger is in the public interest. The NCE/NSP Merger is expected to be complete in mid-2000. The NCE/NSP Merger is expected to be a tax-free stock-for-stock exchange for NCE shareholders and to be accounted for as a pooling-of-interests. Additional information regarding these matters is discussed in the NCE and SPS 1999 Annual Report on Form 10-K. The discussion below addresses important financial implications and issues related to this Stipulation, pending final regulatory approval.

      SB-7 requires SPS to unbundle its business activities into three separate legal entities no later than January 1, 2002. The three entities are a power generation company, a regulated transmission and distribution company and a retail electric provider. Prior to this legal separation, SPS will be required to address the provisions limiting or otherwise affecting such activities contained in its first mortgage bond indenture and in connection therewith, SPS is planning some or all of the following: open market purchases and/or tender offer and/or monetary defeasance of all outstanding first mortgage bonds.

      Overall, SB-7's objective is to introduce full retail competition into the Texas electric utility industry. SB-7 limits the market share that a single generation provider can control to 20% of the generating capacity within a power region. The establishment of a qualified power region with multiple generation suppliers is required under SB-7 in order to implement full retail competition. For SPS to comply with this qualified power region requirement, approximately 2,843 megawatts of existing power generation assets or capacity must be sold to third party non-affiliates of NCE and NSP by January 1, 2006. Additionally, as part of the Stipulation, SPS has agreed to divest 1,750 megawatts, at a minimum, by January 1, 2002. Accordingly, management believes that this divestiture is in response to the legal requirements of SB-7 and, believes that this divestiture can occur consistent with the pooling-of-interests accounting requirements. The Stipulation provides if the Securities and Exchange Commission ("SEC"), through issuance of a final non-appealable order or other final non-appealable ruling, determines that the divestiture would be a pooling violation, the divestiture would be scheduled consistent with meeting the SEC's pooling-of-interests requirements.

      SPS prepares its financial statements in accordance with Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation", ("SFAS 71"), as amended (see the SPS 1999 Annual Report on Form 10-K). The Emerging Issues Task Force of the Financial Accounting Standards Board reached a consensus in Issue No. 97-4, "Deregulation of the Pricing of Electricity" ("EITF 97-4") indicating that when deregulatory legislation is passed or when a rate order (whichever is necessary to effect change in the jurisdiction) that contains sufficient detail for an enterprise to reasonably determine how the transition plan will affect the separable portion of its business whose pricing is being deregulated is issued, the enterprise should stop applying SFAS 71 to that separable portion of its business. Deregulation legislation has been enacted in Texas and New Mexico and now a settlement has been achieved with all intervenors in Texas. Absent final approvals of the Stipulation and such transition plans by the PUCT and the New Mexico Public Regulation Commission, significant uncertainties continue to exist which preclude a reasonable determination of the impacts of the deregulation of SPS' generation business and discontinuing the application of SFAS 71 to that operation. SPS will discontinue the application of SFAS 71 related to the generation portion of its business when the provisions of EITF 97-4 have been met, which may be later in 2000. The accounting for the discontinuation of the application of SFAS 71 could include the write-off of the generation related regulatory assets and an impairment of other assets resulting from deregulation.

      Additionally, there may be other significant financial implications of implementing SB-7 and electric restructuring in New Mexico. These implications include, but are not limited to, the refinancing of securities, investments in information technology, establishing an independent operation of the electric transmission systems, implementing the procedures to govern affiliate transactions, the pricing of unbundled energy services and the regulatory recovery of incurred costs related to these issues. SPS is diligently working to satisfy the conflicting legislative and regulatory requirements in developing its transition plans.

      The resolution of these matters may have a significant financial impact on the financial position, results of operations and cash flows of SPS and NCE.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99  Press release dated April 19, 2000



                           FORWARD LOOKING INFORMATION

The above discussions include "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Investors and prospective investors are cautioned that the forward-looking statements contained herein with respect to the revenues, earnings, capital expenditures, resolution and impact of litigation and regulatory matters, competitive performance, or other prospects for the business of New Century Energies, Inc., and/or Southwestern Public Service Company or their affiliated companies, including any and all underlying assumptions and other  statements  that are other than  statements  of historical  fact,  may be influenced by factors that could cause actual outcomes and results to be materially different than projected. Such factors include, but are not limited to, the effects of weather, future economic conditions, the performance of generating units, fuel prices and availability, regulatory decisions and the effects of changes in state and federal laws, the pace of deregulation of domestic retail natural gas and electricity markets, the timing and extent of change in commodity prices for all forms of energy, capital spending requirements, the evolution of competition, earnings retention and dividend payout policies, changes in accounting standards, the implementation of the stipulation, the consummation of the proposed merger with Northern States Power Company and/or other factors. From time to time, New Century Energies, Inc. and Southwestern Public Service Company may publish or otherwise make available forward-looking statements. All such subsequent forward-looking statements, whether written or oral and whether made by or on behalf of each company, are also expressly qualified by these cautionary statements.

                                                                     Exhibit 99
                               JOINT NEWS RELEASE



New Century Energies, Inc.                     Contact:
Denver, Colorado                               Media Relations (806) 378-2116
                                               Investor Relations (303) 294-2588

For Release April 19, 2000                                        Four pages
                                                                  ----------

                               Reference:     SPS to Lower Electricity Prices,
                                                Agrees To Sell Five Power Plants

                                      `Transition to Competition Plan' Announced

      AMARILLO, TEXAS, April 19, 2000 -- Southwestern Public Service Company today announced it will reduce future electricity prices to most of its customers in Texas by 7 percent, and, beginning in 2001, will sell to competitors at least two-thirds of its electric-power generating capacity.
      The changes will allow SPS customers to join the majority of the state in choosing among competing power suppliers as early as Jan. 1, 2002, said SPS President David Wilks.
      Texas law enacted in 1999 requires that for a region to be "qualified" to be opened to electric competition, no one supplier may own more than 20 percent of the generation available to serve the region. SPS owns about 70 percent of the generation in its region. The Public Utility Commission of Texas required SPS to address its "transition to competition" plan as part of the approval process for the proposed merger between SPS-parent New Century Energies (NYSE:NCE) and Northern States Power (NYSE:NSP).
      A settlement agreement on the merger and on the transition plan will be filed with the commission today. The agreement is among SPS, the commission staff, the Office of


                                     (more)

      (SPS to lower prices, sell five power plants; April 19, 2000; page 2 of 4)

Public Utility Counsel, the Texas Industrial Electric Consumers and the Texas Attorney General's office. SPS also reached related agreements with the Canadian River Municipal Water Authority and with its rural electric cooperative wholesale customers in Texas. A PUCT open meeting on the merger application likely will be scheduled in May.
      The price reduction will be in two phases, Wilks said. Upon Texas approval of the merger, $4.8 million in annual merger-related savings will be passed through to Texas customers, resulting in an average 1 percent base price decrease. The bill for a residential customer using 1,000 kilowatt-hours a month will decline by $0.47, from $64.24 to $63.77.
      When full competition begins - likely, Jan. 1, 2002 - there will be an additional, legislatively mandated $12.4 million, or 6 percent, reduction in prices for service to residential and small business customers. The additional monthly savings for the 1,000-kWh residential customer will be $3.83.
      Afterward, SPS's rates for residential and small-business customers will not increase for at least five years, as required by Texas law.
      A primary goal of the transition plan is to bring new providers of electric service into the area, Wilks said. The agreement describes sales of power plant required before the SPS-served region in Texas would be designated by the commission as "qualified" to allow customer choice.
      The plan anticipates the sale of at least 2,864 megawatts of SPS generating capacity to meet the customer-choice requirements. The amount is about 64 percent of the 4,472 megawatts of capacity owned by SPS and its affiliates at 13 plants in Texas and New Mexico. The agreement also states SPS may sell 3,191 megawatts, or 71 percent, of its capacity, if the commission deems the larger amount necessary to "qualify" the SPS-served region for competition among suppliers. SPS and its affiliates will retain either 1,608 or 1,281 megawatts of capacity in Texas and New Mexico, fueled primarily by natural gas.



                                     (more)

      (SPS to lower prices, sell five power plants; April 19, 2000; page 3 of 4)

The agreement says SPS will sell the following plants to meet customer-choice requirements:
  -  Tolk Station, coal-fueled,  1,080 megawatts,  Muleshoe, Texas
  -  Harrington Station, coal-fueled,  1,066 megawatts, Amarillo, Texas
  -  Jones Station,  natural  gas-fueled,  486 megawatts,  Lubbock,  Texas
  -  Moore County plant, natural gas-fueled, 48 megawatts,  Dumas, Texas, and
  - one of SPS's two natural gas-fueled power plants near Hobbs, New Mexico: either 184-megawatt Maddox Station (to meet the 2,864 MW-sold threshold), or 511-megawatt Cunningham Station (to meet the 3,191 MW-sold threshold). Wilks said he expects some or all of the plants to be sold before the end of 2001.

The company  has  engaged  Lehman   Brothers  as  financial   adviser  on  the
divestiture.
     No matter who the owners of the sold power plants may be, the plants involved will continue to operate and to serve customers in the region, Wilks said.
      "The plants aren't going anywhere," he said. "We know these facilities are important to electric customers in our entire region, and especially to the communities in which they are located. In fact, SPS will be contracting to purchase power from the plants from their new owners to meet our continuing obligation to serve customers and to ensure reliability.
      "Agreeing to part with any of our power plants and their crews - important, valued employees -- is the most difficult decision we have made, ever," Wilks said. "We designed and engineered most of our plants in-house. They are among the most efficient in the nation. The plants and their crews have been a source of great pride at our company for generations. I believe there is not a finer group of plant employees anywhere."
      SPS will work to assure a smooth transition for employees affected by sales of the plants, Wilks said.
      "In October we filed with the Texas commission a proposed plan for a much smaller sale and a delay in bringing full customer choice to the SPS service area," he said. "We recognize, however, that retail electric competition is becoming a reality and is

                                     (more)

      (SPS to lower prices, sell five power plants; April 19, 2000; page 4 of 4)

something expected by customers not only in Texas, but in states throughout America. Utilities nationwide are being required to sell generation. About 17 percent of the fossil-fueled generation capacity in the United States has been sold or listed for sale in the past four years."
      Wilks added, "Despite the required sale of some SPS generation, New Century Energies will remain a major generator of power and is continuing to expand its generating capabilities in other regions of the country."
      New Century Energies and Northern States Power now have gained approval or reached settlement agreements in all states requiring merger approval. The merger also has been approved by the Federal Energy Regulatory Commission.
      ABOUT NCE:
      New Century Energies was formed by the 1997 merger of Public Service Co. of Colorado and Southwestern Public Service Company. NCE serves approximately
1.6 million electric customers and more than one million natural gas customers in Colorado, Texas, New Mexico, Wyoming, Kansas and Oklahoma.
      The Denver-based holding company has operating revenues of more than $3.3 billion. Through its subsidiaries, it provides a full range of energy expertise including the generation, transmission and distribution of electricity, natural gas distribution, energy trading and marketing, engineering services and non-utility generation projects. The company also owns a 50 percent interest in Yorkshire Electricity, which serves more than two million customers in a northwest portion of the United Kingdom.
      NCE plans to merge with Minneapolis-based Northern States Power, to form Xcel Energy, in the summer of 2000.

                                       ###

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         NEW CENTURY ENERGIES, INC.


                                             /s/Richard C. Kelly
                                          -----------------------------
                                              Richard C. Kelly
                                          Executive Vice President and
                                           Chief Financial Officer






                                    SOUTHWESTERN PUBLIC SERVICE COMPANY


                                             /s/Brian P. Jackson
                                          -----------------------------
                                              Brian P. Jackson
                                     Senior Vice President, Finance and
                                          Administrative Services,
                                     Chief Financial Officer and Treasurer



Dated:   April 19, 2000